                            IMS HEALTH INCORPORATED

             OFFER TO EXCHANGE 0.309 SHARES OF COGNIZANT TECHNOLOGY
                 SOLUTIONS CORPORATION CLASS B COMMON STOCK FOR
               EACH SHARE OF IMS HEALTH INCORPORATED COMMON STOCK
                   UP TO AN AGGREGATE OF 36,540,129 SHARES OF
                            IMS HEALTH COMMON STOCK

                           PARTICIPATION INSTRUCTIONS

                                                              PAGE
                                                              ----
IN THIS BOOKLET YOU WILL FIND THE FOLLOWING INFORMATION:
Checklist and Instructions for Participation in the Exchange
  Offer.....................................................    1
Instructions for Completing the Letter of Transmittal.......    3
Other Important Information About the Exchange Offer........    7
Certain Matters Relating to Foreign Jurisdictions...........    8
Questions and Answers About the Exchange Offer..............    9
Delivery Instructions.......................................   10
Back-up Withholding; Substitute Form W-9; Forms W-8.........   10

            I.   CHECKLIST AND INSTRUCTIONS FOR PARTICIPATION IN THE
                                 EXCHANGE OFFER

(1) CHECK CONTENTS OF THE PACKAGE: Before proceeding, please ensure that this package contains the following materials:

     - Letter to stockholders from David M. Thomas, Chairman and Chief Executive Officer of IMS Health Incorporated.

     - Letter of Transmittal pre-printed with your account number and number of shares of IMS Health common stock held in certificated form and on the account books maintained by the book-entry transfer facility, The Depository Trust Company, if your shares of IMS Health are registered in your name, which includes a substitute W-9 (printed on yellow paper).

     - Offering Circular-Prospectus, dated January 9, 2003.

     - Return envelope.

(2) REVIEW MATERIALS CAREFULLY BEFORE DECIDING TO PARTICIPATE: Please review all enclosed materials carefully before deciding to participate in the exchange offer. If your shares of IMS Health common stock are registered in your name and you decide to participate, you must continue with instructions 3, 4 and 5 below. If your shares of IMS Health common stock are held for you by your broker, dealer, bank or trust company and you decide to participate, you must contact such person and instruct them to tender your shares on your behalf. If you are an employee of IMS Health and you hold shares of IMS Health common stock in the IMS Health Savings Plan you should receive a Form of Election and Instructions on how to complete the Form of Election to tender your shares. If you hold shares of IMS Health common stock in the IMS Health Savings Plan, you do not need to proceed with instructions 3, 4 and 5 below to tender your shares.

(3) COMPLETE THE LETTER OF TRANSMITTAL: You must do the following to properly complete the Letter of Transmittal:

     - Read these Participation Instructions.

     - Complete Section II of the Letter of Transmittal to indicate the number of shares of IMS Health common stock you wish to tender in the exchange offer.

     - Read the representations on the back side of the Letter of Transmittal.

     - Complete Section III of the Letter of Transmittal.

     - Some portions of the Letter of Transmittal should only be completed if applicable:

      -- If you cannot deliver your certificate(s) to the exchange agent before the expiration date of the exchange offer, a broker must guarantee delivery of your shares of IMS Health common stock and you must complete Section II.A.(ii) of the Letter of Transmittal to indicate that your certificates will be delivered using guaranteed delivery procedures. The broker must submit a separate document entitled "Notice of Guaranteed Delivery."

      -- If your shares of IMS Health common stock are: (1) registered in your former name; (2) registered in the name of or held jointly with a person who is deceased; (3) registered in the name of a former minor; or (4) registered in the name of a custodial account for the benefit of a former minor, you must complete Section IV of the Letter of Transmittal entitled "Special Transfer Instructions" and obtain a medallion signature guarantee for your signature in Section III.

(4) COMPLETE THE APPLICABLE SUBSTITUTE W-9 (U.S. STOCKHOLDERS) OR AN APPROPRIATE FORM W-8 (NON-U.S. STOCKHOLDERS): All IMS Health stockholders tendering shares of IMS Health common stock in the exchange offer must verify that the Social Security number printed on the Letter of Transmittal is correct by completing a Substitute Form W-9 or an appropriate Form W-8, as described in the section of the Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8". If you are a non-U.S. stockholder, you must obtain an appropriate Form W-8 from your advisor or the exchange agent as described in the section of the Participation Instructions entitled "Back-up Withholding; Substitute Form W-9; Forms W-8". If you completed Section IV entitled "Special Transfer Instructions," the Substitute Form W-9 or an appropriate Form W-8 must be completed by the new owner.

(5) MAIL IMS HEALTH SHARE CERTIFICATES, THE SIGNED LETTER OF TRANSMITTAL AND ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL TO THE EXCHANGE
    AGENT: Send the Letter of Transmittal together with your certificate(s) representing shares of IMS Health common stock, if applicable, and all other documents required by the Letter of Transmittal and the Instructions thereto to American Stock Transfer & Trust Company, as exchange agent, at one of the addresses shown on the Letter of Transmittal. Use of registered mail, return receipt requested or overnight courier is recommended. Do not fax these materials.

     Additional copies of the enclosed material may be obtained by contacting the information agent, Georgeson Shareholder Communications Inc., at (866) 203-1913 (toll-free) in the United States or at (212) 440-9800 from elsewhere. You may also contact the information agent, the exchange agent, American Stock Transfer & Trust Company or the joint dealer managers for the exchange offer -- Goldman, Sachs & Co. or Bear, Stearns & Co. Inc. -- at one of the telephone numbers set forth on the last page of the offering circular-prospectus if you have any questions pertaining to the exchange offer or need other assistance in completing the Letter of Transmittal.

IMPORTANT:  THE LETTER OF TRANSMITTAL (TOGETHER WITH SHARES OF IMS HEALTH COMMON
     STOCK, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED ON OR PRIOR TO THE EXPIRATION DATE (AS
                DISCUSSED IN THE OFFERING CIRCULAR-PROSPECTUS).

          II.   INSTRUCTIONS FOR COMPLETING THE LETTER OF TRANSMITTAL

ALL TENDERS OF SHARES OF IMS HEALTH COMMON STOCK ARE SUBJECT TO THE TERMS OF THE LETTER OF TRANSMITTAL, THESE PARTICIPATION INSTRUCTIONS AND THE OFFERING CIRCULAR-PROSPECTUS, DATED JANUARY 9, 2003 WHICH WERE MAILED TO STOCKHOLDERS OF RECORD AS OF JANUARY 6, 2003.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 6, 2003, UNLESS IMS HEALTH EXTENDS THE OFFER. THE EXCHANGE AGENT MUST RECEIVE YOUR LETTER OF TRANSMITTAL AND STOCK CERTIFICATES, IF APPLICABLE, AND ALL OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL BEFORE 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 6, 2003 IF YOU WANT TO PARTICIPATE IN THE EXCHANGE OFFER.

     The Letter of Transmittal is to be completed if (1) certificate(s) representing shares of IMS Health common stock are to be forwarded along with the Letter of Transmittal, (2) tenders are to be made by book-entry transfer to the account maintained by the exchange agent at The Depository Trust Company unless an agent's message is used, or (3) guaranteed delivery procedures are being used, according to the procedures contained in the offering circular-prospectus in the section entitled "The Exchange Offer -- Guaranteed Delivery Procedure." Delivery of documents to The Depository Trust Company does not constitute delivery to the exchange agent.

SECTION I.  ABOUT YOU AND YOUR SHARES

     Section I of the Letter of Transmittal shows the name and address of the registered holder and the number of shares of IMS Health common stock owned by you, as reflected on the records of IMS Health at the time of mailing these instructions. Mark through any incorrect address information that is printed in this area on the Letter of Transmittal. Clearly print your correct address in the space beside the printed information.

     If you cannot locate your stock certificates representing your shares of IMS Health common stock (other than shares held on the account books maintained by the book-entry transfer facility, The Depository Trust Company), and you wish to tender your shares, please notify the exchange agent in writing. You will receive an affidavit to complete, and you will be informed of the amount you need to pay for a surety bond for your lost shares. Only after you complete the affidavit and surety bond payment and submit a completed Letter of Transmittal, will your shares be tendered in the exchange offer.

     IMPORTANT INFORMATION FOR IMS HEALTH STOCKHOLDERS TENDERING SHARES OF IMS HEALTH COMMON STOCK WHEN CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE.

     If your certificates representing the shares of IMS Health common stock that you wish to tender are not immediately available or you cannot deliver your shares of IMS Health common stock and all other documents required by the Letter of Transmittal and these Participation Instructions to the exchange agent on or before the expiration date, you must tender your shares of IMS Health common stock according to the guaranteed delivery procedures set forth in the section of the offering circular-prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedure" and you should check the box in Section II.A. of the Letter of Transmittal to indicate that you will be tendering through the guaranteed delivery procedure. Pursuant to such procedure: (1) such tender must be made through a participant in the Security Transfer Agents Medallion Program, an "eligible institution;" (2) prior to the expiration date, the exchange agent must have received from such eligible institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by IMS Health on the pink paper setting forth the name and address of the holder and the number of shares of IMS Health common stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the execution of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of IMS Health common stock accompanied by all other documents required by the Letter of Transmittal will be deposited by the eligible institution with the exchange agent; and (3) the certificate(s) representing the shares of IMS Health common stock tendered by the Letter of Transmittal (or a confirmation of a book-entry transfer of such shares of IMS Health common stock into the exchange agent's book-entry account maintained by the book-entry transfer facility, The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal and any required signature guarantees, or an agent's message in connection with the book-entry transfer, and any other documents required by the Letter of Transmittal and these Participation Instructions, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

SECTION II.  TENDER OF SHARES OF IMS HEALTH COMMON STOCK REGISTERED IN YOUR
             NAME.

     COMPLETE SECTION II OF THE LETTER OF TRANSMITTAL TO INDICATE THE NUMBER OF SHARES OF IMS HEALTH COMMON STOCK YOU WISH TO TENDER IN THE EXCHANGE OFFER. If you are a participant in the IMS Health Savings Plan do not use the Letter of Transmittal to tender your shares of IMS Health common stock held in such plans. You will receive separate instructions to tender your shares from the plan administrator.

A) CERTIFICATED SHARES. If you hold certificates for the shares of IMS Health common stock listed in Section I of the Letter of Transmittal, you must complete
Section II.A. to tender these shares of IMS Health common stock in the exchange offer. If you do not wish to tender any of your certificated shares of IMS Health common stock, you do not need to complete Section II.A. If you elect to tender any of your certificated shares of IMS Health common stock, you must deliver original physical stock certificates for all shares of IMS Health common stock that you wish tendered.

B) BOOK-ENTRY TRANSFER SHARES. If you hold shares of IMS Health common stock on the accounts of the book-entry transfer facility, The Depository Trust Company, as set forth in Section I of the Letter of Transmittal, you must complete
Section II.B. to tender these shares of IMS Health common stock in the exchange offer. If you do not wish to tender any of your shares of IMS Health common stock on the accounts of The Depository Trust Company, you do not need to complete Section II.B.

C) ODD-LOTS. If you beneficially own less than 100 shares of IMS Health common stock and wish to tender all your shares of IMS Health common stock, you must complete Section II.C. to receive preferential treatment in the exchange offer. If you beneficially own less than 100 shares of IMS Health common stock, an "odd-lot," and you tender all of your shares, you will receive preferential treatment if the exchange offer is oversubscribed and all your shares of IMS Health common stock tendered will be accepted for exchange. Shares you own in IMS Health's Savings Plan will not be considered odd-lots and tenders of shares of IMS Health common stock held in this plan will be subject to proration.

SECTION III.  SIGNATURES

     If you elected to participate in the exchange offer by completing Sections II.A. or II.B., you must sign the Letter of Transmittal in Section III. All individuals named on the stock certificate(s) representing shares of IMS Health common stock tendered in the exchange offer and delivered to the exchange agent, and all individuals named on the book-entry account for shares of IMS Health common stock tendered in the exchange offer, must sign the Letter of Transmittal. The name of each person signing must exactly match the name(s) on the stock certificate(s) or on the book-entry account. Please include your daytime telephone number. IF YOUR NAME HAS CHANGED DUE TO MARRIAGE/DIVORCE, THE HOLDER OR JOINT HOLDER OF YOUR SHARES OF IMS HEALTH COMMON STOCK IS DECEASED OR THE SHARES OF IMS HEALTH COMMON STOCK YOU ARE TENDERING ARE REGISTERED IN THE NAME OF OR FOR THE BENEFIT OF A MINOR, PLEASE REFER TO SECTION IV OF THESE INSTRUCTIONS FOR ADDITIONAL PROCEDURES REQUIRED TO TENDER YOUR SHARES OF IMS HEALTH COMMON STOCK. IF YOU COMPLETE SECTION IV OF THE LETTER OF TRANSMITTAL, YOU MUST HAVE THE SIGNATURE IN SECTION III GUARANTEED BY AN ELIGIBLE

INSTITUTION, ACCORDING TO THE PROCEDURES CONTAINED IN THE OFFERING CIRCULAR-PROSPECTUS IN THE SECTION ENTITLED "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING SHARES OF IMS HEALTH COMMON STOCK."

     If the Letter of Transmittal is signed by the registered holder(s) of the shares of IMS Health common stock tendered by the Letter of Transmittal, no endorsements of certificates or separate stock powers are required. If the Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, the person signing must include their full title and must deliver, with the Letter of Transmittal, proper evidence of authority to exchange the shares of IMS Health common stock. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

SECTION IV.  SPECIAL TRANSFER INSTRUCTIONS.

     If any of the following applies to shares of IMS Health common stock that you want to tender in the exchange offer, then please read and comply with these
Instructions:

     - the shares of IMS Health common stock that you are tendering are registered in your former name (because your name has changed due to marriage/divorce);

     - the registered holder or one of the joint holders of the shares of IMS Health common stock you are tendering is deceased;

     - the shares of IMS Health common stock you are tendering are registered in the name of a former minor who has reached the legal age of majority; or

     - the shares of IMS Health common stock you are tendering are registered in the name of a custodial account for the benefit of a former minor who has reached the legal age of majority.

     If any of these situations applies to you, then (1) print the name(s) and address of the person(s) who should be recognized as the registered holder of the shares of IMS Health common stock in the space provided in Section IV, and
(2) refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your IMS Health stock certificate(s), if applicable, and your Letter of Transmittal.

     If you are a trustee, executor, administrator or someone acting on behalf of a stockholder and your name is not printed on the Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

     We will only process those transfers of shares of IMS Health common stock that legally must be processed in order for those shares of IMS Health common stock to be tendered in the exchange offer. Any other elective transfers (such as gifts of shares of IMS Health common stock, transfers for estate planning purposes, etc.) will be processed by IMS Health's transfer agent and registrar in accordance with its routine transfer procedures.

NAME CHANGE DUE TO MARRIAGE OR DIVORCE:

1. Obtain a signature guarantee for the stockholder whose name is printed on the Letter of Transmittal. If the stock certificate lists or the book-entry account is in the name of joint owners, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature guarantee must be set forth in Section III of the Letter of Transmittal. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

2. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non-U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number

    (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9 or Form W-8, as applicable. Please refer to the section of these Participation Instructions entitled "Instructions -- Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

STOCKHOLDER WHOSE NAME IS PRINTED ON THE LETTER OF TRANSMITTAL IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE:

1. Provide a certified (under raised seal) copy of the Court Qualification (such as a power of attorney, a letter of testamentary or a letter of appointment) appointing the legal representative (dated within 60 days).

2. Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature guarantee must be set forth in Section III of the Letter of Transmittal. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

3. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non-U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number
    (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the section of these Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

THE STOCK CERTIFICATE CONTAINS MULTIPLE NAMES OR THE BOOK-ENTRY ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE STOCKHOLDERS/ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

1.  Provide a certified (under raised seal) copy of the death certificate.

2.  Survivor's signature (signature guarantee is not necessary in this case).

3. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non-U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number
    (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9 or Form W-8, as applicable. Please refer to the section of these Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

THE STOCK CERTIFICATE CONTAINS MULTIPLE NAMES OR THE BOOK-ENTRY ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE STOCKHOLDERS/ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR, AND ADDING A NAME:

1.  Provide a certified (under raised seal) copy of the death certificate.

2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP The signature guarantee must be set forth in Section III of the Letter of Transmittal. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

3. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number
    (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9 or Form W-8, as applicable. Please refer to the section of these

    Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

THE STOCK CERTIFICATE IS HELD IN A CUSTODIAL ACCOUNT AND THE FORMER MINOR HAS REACHED THE LEGAL AGE OF MAJORITY:

1. The custodian must obtain a signature guarantee for his or her signature. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Security Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature guarantee must be set forth in Section III of the Letter of Transmittal. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

2. Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non-U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number
    (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the section of these Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

IF THE REQUEST IS BEING MADE BY THE MINOR WHO HAS REACHED THE LEGAL AGE OF
MAJORITY:

1. The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member, of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature guarantee must be set forth in Section III of the Letter of Transmittal. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

2. Complete the Substitute Form W-9 (for U.S. stockholders) mailed with the Letter of Transmittal or an appropriate Form W-8, which must be obtained from your tax advisor or the exchange agent (for non-U.S. stockholders), by listing the Taxpayer Identification Number (TIN) or Social Security Number
    (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the section of these Participation Instructions entitled "Backup Withholding; Substitute Form W-9; Forms W-8" for more information relating to Substitute Form W-9 and Forms W-8.

     If your circumstances differ from those listed above, please contact the information agent, Georgeson Shareholder Communications Inc., at (866) 203-1913 (toll-free) in the United States or at (212) 440-9800 from elsewhere. You may also contact the information agent, the exchange agent, American Stock Transfer & Trust Company or the joint dealer managers for the exchange offer -- Goldman, Sachs & Co. or Bear, Stearns & Co. Inc. -- at one of the telephone numbers set forth on the last page of the offering circular-prospectus if you have any questions pertaining to the exchange offer or need other assistance in completing the Letter of Transmittal.

          III.   OTHER IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

         ALL DISPUTES WILL BE RESOLVED BY IMS HEALTH, IN ITS DISCRETION

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered shares of IMS Health common stock will be determined by IMS Health, in its sole discretion, and its determination shall be final and binding on all tendering stockholders. IMS Health reserves the absolute right to reject any or all tenders of shares of IMS Health common stock determined by it not to be in proper form or the acceptance of which may, in the opinion of IMS Health's counsel, be unlawful. IMS Health also reserves the absolute right to waive any defect or irregularity in any tender of shares of IMS Health common stock. All tendering stockholders, by execution of the Letter of Transmittal, waive any right to receive notice of the acceptance of their shares of IMS Health common stock for exchange.

     IMS Health reserves the right to request any additional information from any record or beneficial owner of shares of IMS Health common stock that IMS Health in its sole discretion determines to so request including information with respect to the tax status of any such person or of its partners, stockholders, beneficiaries, principals or participants or the tax impact to IMS Health of such person tendering shares of IMS Health common stock.

     None of IMS Health, the exchange agent, or any other person shall be under any duty to give notification of any defect or irregularity in any tender, or incur any liability for failure to give any such notification. See the section entitled "IMS Health's Interpretations are Binding" in the offering circular-prospectus.

       IMS HEALTH TO PAY STOCK TRANSFER TAXES FOR EXCHANGE OFFER TENDERS

     IMS Health will pay all stock transfer taxes, if any, payable as a result of the transfer to it of shares of IMS Health common stock tendered, and the transfer to tendering stockholders of shares of Cognizant class B common stock pursuant to the exchange offer. If tendered certificates are registered in the name of any person other than the person signing the Letter of Transmittal for the reasons described in the Instructions in Section IV, the amount of all stock transfer taxes, if any (whether imposed on the registered owner or such other person), payable on account of the transfer to such person must be paid by the tendering stockholder unless evidence satisfactory to IMS Health of the payment of such taxes or exemption therefrom is submitted.

     Except as noted above, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing shares of IMS Health common stock listed on the Letter of Transmittal.

          MUTILATED, LOST, STOLEN OR DESTROYED IMS HEALTH CERTIFICATES

     If any certificate representing shares of IMS Health common stock has been mutilated, destroyed, lost or stolen, the stockholder must notify the exchange agent in writing. You will receive an affidavit to complete, and you will be informed of the amount need to pay for a surety bond for you lost shares. Only after you complete the affidavit and surety bond payment and submit a completed Letter of Transmittal, will your shares be tendered in the exchange offer.

    IF YOU DESIRE ASSISTANCE OR ADDITIONAL COPIES OF THE OFFERING MATERIALS

     Additional copies of the enclosed material may be obtained by contacting the information agent, Georgeson Shareholder Communications Inc., at (866) 203-1913 (toll-free) in the United States or at (212) 440-9800 from elsewhere.

            IV.   CERTAIN MATTERS RELATING TO FOREIGN JURISDICTIONS

     IMS Health is seeking to conduct the exchange offer in certain foreign jurisdictions. However, IMS Health is not offering to exchange, and is not soliciting any offer to exchange, any shares of IMS Health common stock pursuant to the exchange offer in any jurisdiction in which the offer or exchange would not be permitted. The offering circular-prospectus and the offering materials does not constitute an offer to exchange to stockholders located in any jurisdiction where the exchange offer would not be permitted.

     In any jurisdiction where the securities or blue sky laws require the exchange offer to be made by a licensed broker or dealer, the exchange offer may be made on our behalf, but only with our prior written consent, by one or more registered brokers or dealers licensed under the laws of such jurisdiction. For more information, see the section of the offering circular-prospectus entitled "The Exchange Offer -- Certain Matters Relating to Foreign Jurisdictions."

UK INVESTORS

     The exchange offer in not a public offer of securities within the meaning of the Public Offers of Securities Regulations 1995, as amended. The offering circular-prospectus is communicated to persons which IMS Health reasonably believes are person falling within Article 43(2)(a) ("members and creditors of certain bodies corporate") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (as amended)(all such persons together referred to as "relevant persons"). The offering circular-prospectus must not be acted on or relied on by persons who are not relevant persons. The exchange offer to which the offering circular-prospectus relates is available only to relevant persons and will be engaged in only with relevant persons.

FRENCH INVESTORS

     The offering circular-prospectus has not been prepared in the context of a public offering of securities in France within the meaning of article L. 411-1 of the Code monetaire et financier and regulations nos. 98-01 and 98-08 of the Commission des operations de bourse and has therefore not been submitted to the Commission des operations de bourse for prior approval.

     It is made available only to qualified investors and/or to a limited circle of investors (as defined in article L. 411-2 of the Code monetaire et financier and in the Decree no. 98-880 of October 1, 1998), on the condition that it shall not be passed on atop any person nor reproduced, in whole or in part, and that applicants shall only participate in the exchange offer described in the offering circular-prospectus for their own account in accordance with the terms set out by the said decree, and undertake not to transfer, directly or indirectly, the securities in France other than in compliance with applicable laws and regulations (articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 of the Code monetaire et financier).

GERMAN INVESTORS

     For the publication of the offering circular-prospectus IMS Health has further relied upon the exemptions sect. 2 no. 1 and 2 of the German Act on the Publication of Sales Prospectuses (Verkaufsprospektgesetz) being applicable, as the offer is made exclusively to institutional investors and to other stockholders of IMS Health, which constitute a "limited number of persons" (begrenzter Personenkreis) in the sense of sect. 2 no. 2 of the German Act on the Publication of Sales Prospectuses."

ITALIAN INVESTORS

     The exchange offer (as described in the offering circular-prospectus) does not constitute a "Public Offer" under Italian law within the meaning of Article 1, 1st Paragraph lett. V) of the Legislative Decree no. 58 of 24 February 1998.

     This document is personal to each addressee and does not constitute an offer to any other person or to the public generally to subscribe for or to otherwise acquire the Cognizant class B common stock.

     Each addressee, by accepting delivery of the offering circular-prospectus agrees to the foregoing and not to distribute as aforesaid, or make photo copies of the offering circular-prospectus. Persons into whose possession the offering circular-prospectus may come are required to IMS Health to inform themselves about and to observe such restrictions.

              V.   QUESTIONS AND ANSWERS ABOUT THE EXCHANGE OFFER

     SEE PAGE 1 OF THE OFFERING CIRCULAR-PROSPECTUS FOR THE ANSWERS TO VARIOUS COMMON QUESTIONS YOU MAY HAVE ABOUT THE EXCHANGE OFFER.

                          VI.   DELIVERY INSTRUCTIONS

     The method of delivery of the Letter of Transmittal, the certificate(s) representing shares of IMS Health common stock tendered and any other required documents is at the option and risk of the tendering stockholder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the exchange agent. If you send certificate(s) representing shares of IMS Health common stock by mail, we recommend that you use registered mail, return receipt requested, and allow sufficient time to ensure timely receipt by the expiration date. Delivery of documents to the book-entry transfer facility does not constitute delivery to the exchange agent. DO NOT FAX THE LETTER OF TRANSMITTAL.

     No alternative, conditional or contingent tenders will be accepted for exchange in the exchange offer. All tendering stockholders, by execution of the Letter of Transmittal, waive any right to receive any notice of the acceptance of their shares of IMS Health common stock.

     The Letter of Transmittal, the certificate(s) representing shares of IMS Health common stock tendered and any other required documents should be sent to:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

        BY MAIL:                   BY HAND:            BY OVERNIGHT DELIVERY:
AMERICAN STOCK TRANSFER &  AMERICAN STOCK TRANSFER &  AMERICAN STOCK TRANSFER &
      TRUST COMPANY              TRUST COMPANY              TRUST COMPANY
     59 Maiden Lane             59 Maiden Lane            Operations Center
       Plaza Level                Plaza Level             6201 15th Avenue
New York, New York 10038   New York, New York 10038   Brooklyn, New York 11219
                                                       Attn: Reorg. Department

FOR INFORMATION ABOUT SUBMITTING THE LETTER OF TRANSMITTAL OR DELIVERY OF YOUR SHARES CALL: (800)-937-5449, TOLL-FREE, IN THE UNITED STATES AND (718)-921-8200 EXT. 6820 FROM ELSEWHERE.

DELIVERY OF THE LETTER OF TRANSMITTAL TO A PERSON OTHER THAN THE EXCHANGE AGENT
 OR TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR BY FACSIMILE WILL NOT
                           CONSTITUTE VALID DELIVERY.

           VII.   BACK-UP WITHHOLDING; SUBSTITUTE FORM W-9; FORMS W-8

                    U.S. STOCKHOLDERS -- SUBSTITUTE FORM W-9

     U.S. federal income tax law requires that a holder whose tendered IMS Health Incorporated ("IMS Health") shares are accepted for exchange must provide the exchange agent (as Payor) with his or her correct taxpayer identification number ("TIN") on the Substitute Form W-9 included herein, which, in the case of a holder who is an individual, is his or her social security number. IF THE EXCHANGE AGENT IS NOT PROVIDED WITH THE CORRECT TIN OR AN ADEQUATE BASIS FOR EXEMPTION, THE HOLDER MAY BE SUBJECT TO A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE ("IRS").

     Exempt holders (including, among others, corporations and financial institutions) are not subject to these backup withholding and reporting requirements. See the section entitled "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide his or her correct TIN by completing the Substitute Form W-9 included herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (3) the IRS has notified the holder that he or she is no longer subject to backup withholding. If the certificate(s) representing IMS Health shares are in more than one name or are not in the name of the actual owner, consult the guidelines for information on which TIN to report. If you do not have a TIN, consult the guidelines for instructions on applying for a TIN, check the box of the Substitute Form W-9

(Part 3) indicating that you have applied for and are awaiting receipt of your TIN, write "Applied For" in the space for the Social Security number or Employer Identification Number and complete the Certification of Payee Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that there is a check in the box indicating that you have applied for and are awaiting receipt of your TIN, you have written "Applied For" in the space for the Social Security number or Employer Identification Number and the Certification of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 30% of the cash payments equal to or in excess of $20 made in lieu of fractional shares of Cognizant Technology Solutions Corporation ("Cognizant") common stock pursuant to the exchange offer, and if the TIN is provided within 60 days, such amount will be refunded. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Holders of shares of IMS Health common stock who acquired their shares at different times may have different tax bases in their IMS Health shares, and should consult their tax advisors as to the possibility of identifying the specific IMS Health shares surrendered in the exchange offer in order to establish the tax basis of the shares of Cognizant common stock issued in exchange for IMS Health shares surrendered.

                       NON-U.S. STOCKHOLDERS -- FORMS W-8

     Tendering non-U.S. stockholders must complete and submit to the exchange agent, instead of the Substitute Form W-9, a Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), a Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States), a Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding) or a Form W-8IMY (Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding) (each a "Form W-8" and, collectively, "Forms W-8"), as applicable. Forms W-8 and related instructions may be obtained from the exchange agent. If you are a non-U.S. stockholder, you should consult your tax advisor as to which Form (s) W-8 you should complete. A TENDERING NON-U.S. STOCKHOLDER WHO DOES NOT COMPLETE, SIGN AND RETURN THE APPROPRIATE FORM W-8 TO THE EXCHANGE AGENT WILL BE SUBJECT TO U.S. FEDERAL BACKUP WITHHOLDING EQUAL TO 30% OF THE CASH PAYMENTS EQUAL TO OR IN EXCESS OF $20 MADE IN LIEU OF FRACTIONAL SHARES OF COGNIZANT COMMON STOCK PURSUANT TO THE EXCHANGE OFFER. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, any
                                         one of the
                                         individuals(1)
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person(1)
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(3)
 6.  Account in the name of guardian or  The ward, minor, or
     committee for a designated ward,    incompetent
     minor, or incompetent person        person(4)
 7.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(3)
        trustee)
     b. So-called trust account that is  The actual owner(3)
        not a legal or valid trust
        under State law
 8.  Sole proprietorship account         The owner(5)
------------------------------------------------------------
------------------------------------------------------------
                                              GIVE THE
                                              EMPLOYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 9.  A valid trust, estate, or pension   Legal entity (Do
     trust                               not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(3)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The partnership
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) List first and circle the name of the legal trust, estate, or pension trust.
(4) Circle the ward, minor's or incompetent person's name and furnish such person's Social Security number.
(5) Show the name of the owner.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

RESIDENT ALIENS: If you are a resident alien and you do not have, and are not eligible to get, a Social Security number, your TIN is your IRS individual taxpayer identification number ("ITIN"). Enter it on the portion of the Substitute Form W-9 where the Social Security number would be entered. If you do not have an ITIN, see "Obtaining Number" below.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from the Internal Revenue Service (the "IRS") by calling 1-800-829-3676 or visiting the IRS's Internet web site at www.irs.gov. Resident aliens who are not eligible to get a Social Security number and need an 1TIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS by calling 1-800-829-3676 or visiting the IRS's Internet web site at www.irs.gov.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a) or an individual retirement plan, or a custodial account under section 403(b)(7).
  - The United States or any agency or instrumentality thereof. A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central batik of issue.
  Payments of dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
  - Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6045, and 6050A and the Treasury regulations under those sections.
PRIVACY ACT NOTICE -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are qualified or required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to the payor. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS -- If you fail to properly include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

       FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

                 IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

Investors are urged to read the documents that IMS Health and Cognizant have filed and will file with the SEC in connection with the exchange offer. These documents contain important information about the exchange offer and its potential effect on the companies and their stockholders. They can be accessed online at the SEC's website (www.sec.gov), as well as on the IMS Health and Cognizant websites. Copies also are available by request from IMS Investor Relations or Cognizant at the phone numbers listed in the Offering Circular-Prospectus.